SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Seciton 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report(Date of earliest event reported): January 27, 1997 AMERICAN SOUTHWEST FINANCIAL SECURITIES CORPORATION in respect of Commercial Mortgage Pass-Through Certificates, Series 1996-FHA1 (Exact name of registrant as specified in its governing instruments) Arizona 33-92146 0742739 (State or other Jurisdiction (Commission Fil(I.R.S. Employer of Incorporation) Number) Identification No.) 2390 Camelback Road Suite 225 Phoenix, Arizona 85016 (Address of Principal Executive Offices) (Zip Code) Registrant's telephone number, including area code: (212) 526-5594 Item 5 Other Events. This current report on Form 8-K relates to the monthly distribution reported to the holders of American Southwest Financial Securities Corporation Commercial Mortgage Pass-Through Certificates, Series 1996-FHA1, which was made on June 25, 2002. Not applicable Item 7. Financial Statements, Pro Forma Financial Information and Exhibits (a) Financial Statements Not applicable (b) Pro Forma Financial Information Not applicable (c)Exhibits Item 601(a) of Exhibit Regulation S-K Number Exhibit No. Description 1 5 99.1 Monthly distribution report pursuant to Section 4.03 of the Pooling and Servicing Agreement for distribution on June 25, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF AMERICAN SOUTHWEST FINANCIAL SECURITIES CORPORATION By: /s/Russell Goldenberg Name: Russell Goldenberg Title: Group Senior Vice President Dated: June 25, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Jennifer Jourdan (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 American Southwest Financial Securities Corporation (Greystone Servicing Corporation, Inc., as Master Servicer) Commercial Mortgage Pass-Through Certificates Series 1996-FHA1 ABN AMRO Acct: 67-7662-00-9 Statement Date: 06/25/02 Payment Date: 06/25/02 Prior Payment: 05/28/02 Record Date: 05/31/02 WAC: 8.481008% WAMM: 336 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 3 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Loan Level Listing 3 14 Specially Serviced Loan DetaiAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Remic III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 S 266,510,464.00N 146,091,940.01 02970K BF 3 1000.000000000 0.000000000 548.165868677 A-1 40,317,000.00 0.00 02970K BG 1 1000.000000000 0.000000000 0.000000000 A-2 38,978,000.00 0.00 02970K BH 9 1000.000000000 0.000000000 0.000000000 A-3 55,487,000.00 0.00 02970K BJ 5 1000.000000000 0.000000000 0.000000000 A-4 58,824,000.00 40,893,560.63 02970K BK 2 1000.000000000 0.000000000 695.184969230 A-Z 67,712,000.00 100,151,347.63 02970K BL 0 1000.000000000 0.0000000001479.078267220 B 5,192,464.00 5,047,031.75 9ABSA236 1000.000000000 0.000000000 971.991669080 R-III 0.00 0.00 9ABSA237 1000.000000000 0.000000000 0.000000000 266,510,464.00 146,091,940.01 Notes: (1) N denotes notional balance not included in total Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 S 0.00 0.00 0.00 02970K BF 3 0.000000000 0.000000000 0.000000000 A-1 0.00 0.00 0.00 02970K BG 1 0.000000000 0.000000000 0.000000000 A-2 0.00 0.00 0.00 02970K BH 9 0.000000000 0.000000000 0.000000000 A-3 0.00 0.00 0.00 02970K BJ 5 0.000000000 0.000000000 0.000000000 A-4 5,574,234.58 0.00 0.00 02970K BK 2 94.761229770 0.000000000 0.000000000 A-Z 0.00 0.00 604,914.14 02970K BL 0 0.000000000 0.000000000 8.933632739 B 0.00 0.00 0.00 9ABSA236 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 9ABSA237 0.000000000 0.000000000 0.000000000 5,574,234.58 0.00 604,914.14 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 S 141,122,619.57 279,944.44 158,127.27 02970K BF 3 529.519995020 1.050406936 0.593324808 A-1 0.00 0.00 0.00 02970K BG 1 0.000000000 0.000000000 0.000000000 A-2 0.00 0.00 0.00 02970K BH 9 0.000000000 0.000000000 0.000000000 A-3 0.00 0.00 0.00 02970K BJ 5 0.000000000 0.000000000 0.000000000 A-4 35,319,326.05 301,137.47 52,709.09 02970K BK 2 600.423739460 5.119296036 0.896047362 A-Z 100,756,261.77 0.00 0.00 02970K BL 0 1488.011899959 0.000000000 0.000000000 B 5,047,031.75 27,338.09 0.00 9ABSA236 971.991669080 5.264955135 0.000000000 R-III 0.00 0.00 0.00 9ABSA237 0.000000000 0.000000000 0.000000000 141,122,619.57 608,420.00 210,836.36 (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual Pass-Through Class Rate (2) CUSIP Next Rate (3) S 1.00060693% 02970K BF 3 0.99046221% A-1 6.67500000% 02970K BG 1 Fixed A-2 7.00000000% 02970K BH 9 Fixed A-3 7.12500000% 02970K BJ 5 Fixed A-4 7.29000000% 02970K BK 2 Fixed A-Z 7.24800000% 02970K BL 0 Fixed B 6.50000000% 9ABSA236 Fixed R-III 9ABSA237 (3) Estimated Remic II Original Opening Class Face Value (1)Balance CUSIP Per $1,000 Per $1,000 A-1 40,317,000 - None 1000.000000 0.000000 A-2 38,978,000 - None 1000.000000 0.000000 A-3 55,487,000 - None 1000.000000 0.000000 A-4 58,824,000 40,893,560.63 None 1000.000000 695.184969 A-Z 67,712,000 100,151,347.63 None 1000.000000 1479.078267 B 5,192,46 5,047,031.75 None 1000.000000 971.991669 R-II - 9ABSA238 1000.000000 0.000000 266,510,464. 146,091,940.01 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-2 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-3 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-4 5,574,234.58 0.00 0.00 None 94.761230 0.000000 0.000000 A-Z 0.00 0.00 604,914.14 None 0.000000 0.000000 8.933633 B 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 R-II 0.00 0.00 0.00 9ABSA238 0.000000 0.000000 0.000000 5,574,234.58 0.00 604,914.14 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-2 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-3 0.00 0.00 0.00 None 0.000000 0.000000 0.000000 A-4 35,319,326.05 339,632.38 59,016.60 None 600.423739 5.773704 1.003274 A-Z 100,756,261.77 226,870.63 144,536.01 None 1488.011900 3.350523 2.134570 B 5,047,031.75 41,917.00 7,283.75 None 971.991669 8.072661 1.402754 R-II 0.00 0.00 0.00 9ABSA238 0.000000 0.000000 0.000000 141,122,619.57 608,420.01 210,836.36 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 8.23452231% None 8.22222265% A-2 8.23452231% None 8.22222265% A-3 8.23452231% None 8.22222265% A-4 8.23452231% None 8.22222265% A-Z 8.23452231% None 8.22222265% B 8.23452231% None 8.22222265% R-II 0.00000000% 9ABSA238 0.00000000% Remic I Original Opening Class Face Value (1)Balance CUSIP Per $1,000 Per $1,000 Regular Interes266,510,464.00146,091,940.01 None 1000.000000 548.165869 R-I 0.00 0.00 9ABSA239 1000.000000 0.000000 266,510,464.00146,091,940.01 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 Regular Interes 4,969,32 0.00 0.00 None 18.645874 0.000000 0.000000 R-I 0.00 0.00 0.00 9ABSA239 0.000000 0.000000 0.000000 4,969,320.44 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 Regular Interes141,122,619.57 1,213,334.14 210,836.36 None 529.519995 4.552670 0.791100 R-I 0.00 0.00 0.00 9ABSA239 0.000000 0.000000 0.000000 141,122,619.57 1,213,334.14 210,836.36 Pass-Through Class Rate (2) CUSIP Next Rate (3) Regular Interes 8.23452231% None 8.22222265% R-I 0.00000000% 9ABSA239 0.00000000% Other Related Information Beginning Loan Beginning Asset Type Count Balance Mortgage Loans: 42103,766,537.60 GNMA Certificat 14 42,325,402.42 FHA Debentures: 0 0.00 Total: 56146,091,940.02 Current Wtd. Avg Wtd. Avg. Term to Asset Type Note Rate Maturity Mortgage Loans: 8.640% 331 GNMA Certificat 8.041% 349 FHA Debentures: 0.000% 0 Total: 8.481% 336 Ending Loan Ending Asset Type Count Balance Mortgage Loans: 39100,487,979.19 GNMA Certificat 13 40,634,640.39 FHA Debentures: 0 0.00 Total: 52141,122,619.58 Available Distribution Amount: 6,182,654.58 Servicing Activity: Prior Unreimbursed Advances: 34,379.17 Current Advances Made: 5,540.99 Reimbursed Prior Advances: 31,586.37 Advances Outstanding: 8,333.78 Aggregate Amount of Unpaid Advance Interest: 0.00 Current Accrued Servicing Fees Retained by The Master Serv 17,463.16 Aggregate Amount of Advance Interest Paid to Master Servic 0.00 Aggregate Amount of Advance Interest Paid to Trustee: 0.00 Accrued Net Certificate Prepayment Class Interest Int. Shortfalls S 121,817.17 0.00 A-1 0.00 0.00 A-2 0.00 0.00 A-3 0.00 0.00 A-4 248,428.38 0.00 A-Z 604,914.14 0.00 B 27,338.09 0.00 R-III 0.00 0.00 Totals: 1,002,497.78 0.00 Allocated Prior Ending Prepayment Unpaid Unpaid Class Premiums Interest Interest S 158,127.27 0.00 0.00 A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 A-4 52,709.09 0.00 0.00 A-Z 0.00 0.00 0.00 B 0.00 7,719.45 7,719.45 R-III 0.00 0.00 0.00 Totals: 210,836.36 7,719.45 7,719.45 Other Actual Interest Distribution Class Shortfalls of Interest S 0.00 279,944.44 A-1 0.00 0.00 A-2 0.00 0.00 A-3 0.00 0.00 A-4 0.00 301,137.47 A-Z 0.00 0.00 B 0.00 27,338.09 R-III 0.00 0.00 Totals: 0.00 608,420.00 Summary of Defaulted/Liquidated Mortgage Loans: FHA Project Id *Status Date of Default 0 0.00 0.00 66 1.00 35,612.00 51.00 45 1N/A 0 0 0 0 0 0 0 0 0 0 0 0.00 0 0 0.00 Ending FHA Project Id Balance FHA Benefits 0 0.00 0.00 66 0.00 980,669.95 51 45 0N/A 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Liquidation Realized FHA Project Id Proceeds Loss 0 0.00 0.00 66 71,069.95 19,367.64 51 45 181696.92 73259.77 0 0 0 0 0 0 0 0.00 0 0 0.00 0.00 0 0.00 0.00 FHA Project Id Description of Final Recovery Determination 0 0 66 Loan has been removed from the pool. 51 45 Loan has been removed from the pool. 0 0 0 0 0 0 0 0 0 0 Status of Claims Made Under the FHA Mortgage Insurance: All remaining Insurance Proceeds have been received on # 66 & 51. Aggrregate Realized Loss Information : Cumulative realized losses on the Collateral Pool as of Cu153,151.70 Cumulative Principal realized losses on the Certificates a145,432.25 Cumulative Additional trust fund expenses applied to the Certificates since the closing date : 0.00 *Status code 1. Final Settlement has been made. 2. Final Settlement has not been made. Delinquent Loan Detail Paid Outstanding Disclosure Doc Thru Current P&I P&I Control # Date Advance Advances** 79 05/01/02 5,540.99 5,540.99 Total 5,540.99 5,540.99 A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 7. P&I Advance - Loan in Foreclosure 8. P&I Advance - Loan in Bankruptcy ** Outstanding P&I Advances include the current period P&I Advance Out. Property Special Disclosure Doc Protection Advance Servicer Control # Advances Description (1)Transfer Date 79 0.00 B Total 0.00 0 Disclosure Doc Foreclosure Bankruptcy REO Control # Date Date Date 79 Total Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date 1 GNMA Multifamily 10/01/29 2 FHA Multifamily 09/01/27 3 GNMA Health Care 02/01/30 4 FHA Multifamily 03/01/21 5 FHA Multifamily 02/01/21 6 FHA Multifamily 11/01/29 7 FHA Health Care 12/01/34 8 FHA Multifamily 06/01/20 9 FHA Multifamily 09/01/31 10 GNMA Multifamily 03/01/31 11 FHA Health Care 10/01/31 12 GNMA Health Care 11/01/36 13 FHA Health Care 05/01/31 14 GNMA Multifamily 04/01/23 15 GNMA Multifamily 10/01/26 16 GNMA Multifamily 12/01/31 17 FHA Multifamily 06/01/31 18 FHA Multifamily 07/01/36 19 FHA Health Care 05/01/31 20 FHA Health Care 03/01/26 21 FHA Multifamily 09/01/29 22 FHA Health Care 10/01/26 23 FHA Health Care 08/01/30 24 FHA Multifamily 04/01/30 25 FHA Multifamily 06/01/36 26 GNMA Multifamily 10/01/31 27 FHA Multifamily 06/01/25 28 FHA Multifamily 12/01/20 29 FHA Health Care 10/01/31 30 FHA Health Care 12/01/31 31 FHA Multifamily 06/01/21 32 FHA Multifamily 10/01/23 33 GNMA Multifamily 10/01/31 34 FHA Multifamily 12/01/31 35 GNMA Multifamily 07/15/29 36 FHA Health Care 11/01/31 37 FHA Health Care 11/01/31 38 FHA Health Care 11/01/31 39 FHA Health Care 10/01/26 40 FHA Multifamily 06/01/31 41 FHA Health Care 11/01/17 42 GNMA Multifamily 10/01/34 43 FHA Health Care 03/01/36 44 FHA Multifamily 04/01/35 45 FHA Health Care 10/01/28 46 FHA Health Care 11/01/25 47 FHA Health Care 10/01/26 48 GNMA Health Care 08/15/31 49 FHA Health Care 06/01/32 50 GNMA Multifamily 11/01/26 51 FHA Multifamily 10/01/33 52 FHA Multifamily 05/01/22 53 FHA Health Care 05/01/36 54 FHA Health Care 05/01/32 55 GNMA Multifamily 04/01/24 56 FHA Health Care 12/01/34 57 GNMA Multifamily 01/01/30 58 FHA Multifamily 01/01/25 59 GNMA Multifamily 11/01/25 60 FHA Health Care 10/01/26 61 GNMA Multifamily 10/01/31 62 FHA Multifamily 09/01/27 63 FHA Multifamily 08/01/28 64 FHA Multifamily 11/01/29 65 GNMA Multifamily 07/01/30 66 FHA Multifamily 04/01/30 67 FHA Multifamily 05/01/30 68 FHA Health Care 12/01/35 69 FHA Multifamily 06/01/31 70 FHA Health Care 10/01/35 71 GNMA Multifamily 12/01/21 72 FHA Health Care 10/01/30 73 FHA Health Care 01/01/36 74 FHA Multifamily 12/01/27 75 GNMA Multifamily 11/01/34 76 FHA Health Care 11/01/30 77 FHA Multifamily 11/01/26 78 FHA Multifamily 01/01/36 79 FHA Multifamily 10/01/07 80 FHA Multifamily 08/01/34 81 FHA Multifamily 02/01/35 * NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures. (1) Legend: A. P&I Adv - in Grace Period B. P&I Adv - < one month delinq 1. P&I Adv - delinquent 1 month 2. P&I Adv - delinquent 2 months 3. P&I Adv - delinquent 3+ months 4. Mat. Balloon/Assumed P&I 5. Prepaid in Full 6. Specially Serviced 7. Foreclosure 8. Bankruptcy 9. REO 10. DPO 11. Modification Operating Disclosure Statement Control # DSCR NOI Date 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 Ending Disclosure Principal Note Scheduled Control # Balance Rate P&I 1 2 3 4 5 6 7,692,029.55 7.500% 55,180 7 8 9 7,519,010.62 8.250% 56,823 10 7,270,824.26 7.750% 52,672 11 12 6,396,040.50 7.875% 44,993 13 5,694,340.75 7.875% 41,676 14 15 5,136,691.51 8.000% 39,990 16 4,860,652.59 7.875% 35,392 17 4,825,338.08 8.275% 36,626 18 4,847,700.29 9.125% 38,605 19 4,574,059.38 7.875% 33,477 20 4,259,429.90 9.000% 36,256 21 22 3,744,810.24 8.500% 30,718 23 3,826,583.00 8.300% 29,321 24 3,703,503.24 8.825% 29,816 25 26 3,625,592.30 8.250% 27,381 27 3,509,603.22 9.750% 31,938 28 29 3,359,820.39 8.500% 25,977 30 3,327,823.79 10.500% 30,515 31 3,022,107.44 8.250% 26,290 32 33 2,807,001.18 7.875% 20,468 34 35 36 2,739,326.32 8.250% 20,674 37 2,683,244.13 8.250% 20,251 38 2,654,865.63 8.250% 20,036 39 2,558,980.94 8.500% 20,771 40 2,371,775.72 8.275% 18,002 41 2,181,461.07 9.750% 22,835 42 2,321,001.63 8.750% 17,998 43 2,166,983.04 9.125% 17,282 44 2,151,940.09 9.250% 17,434 45 46 2,051,874.41 9.750% 18,584 47 2,013,042.79 8.500% 16,339 48 1,762,656.91 8.250% 13,330 49 1,758,066.17 10.500% 16,082 50 8.125% 1,671,299 51 52 53 9.500% 13,845 54 1,669,460.76 10.500% 15,277 55 1,584,233.84 9.000% 13,835 56 57 1,549,615.90 7.750% 11,356 58 1,465,055.74 9.250% 12,904 59 1,412,491.20 8.250% 11,369 60 1,346,702.80 8.500% 10,931 61 1,298,229.12 8.000% 9,579 62 1,236,733.83 8.000% 9,516 63 64 65 66 67 873,005.93 9.250% 7,286 68 842,724.90 9.500% 6,964 69 812,080.47 8.275% 6,164 70 9.500% 6,467 71 72 8.500% 5,713 73 685,073.47 8.750% 5,278 74 75 609,609.45 9.000% 4,836 76 560,670.95 8.500% 4,365 77 526,317.63 9.250% 4,535 78 472,174.24 8.625% 3,594 79 288,326.30 8.500% 5,619 80 300,418.72 8.750% 2,332 81 171,513.22 9.500% 1,422 141,122,619.55 2,808,216 Loan Disclosure Prepayment Status Control # Prepayment Date Code (1) 1 2 12/1/97 5 3 1/1/98 5 4 4/1/02 5 5 2/1/02 5 6 7 12/1/01 5 8 4/1/02 5 9 10 11 1/1/02 5 12 13 14 15 16 17 18 19 20 21 11/17/99 5 22 23 24 25 3/1/01 5 26 27 28 12/1/97 5 29 30 31 32 7/1/01 5 33 34 5/1/02 5 35 36 37 38 39 40 41 42 43 44 45 7/1/00 5 46 47 48 49 50 0.02 51 10/1/99 5 52 6/1/00 5 53 1,678,193.51 6/1/02 5 54 55 56 12/1/01 5 57 58 59 60 61 62 63 3/1/02 5 64 1/1/02 5 65 5 66 3/1/98 5 67 68 69 70 781,992.08 6/1/02 5 71 72 733,424.37 6/1/02 5 73 74 2/1/01 5 75 76 77 78 79 B 80 81 3,193,609.98 Specially Serviced Loan Detail Ending Disclosure Scheduled Interest Maturity Control # Balance Rate Date 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Specially Disclosure Property Serviced Control # Type Status Code (1)Comments 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Modified Loan Detail Disclosure Modification Modification Control # Date Description 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Realized Loss Detail Dist. Disclosure Appraisal Date Control # Date 0 0 0 35879 66 0 36708 45 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Current Total 0 0 Cumulative 0 0 * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.. Beginning Disclosure Appraisal Scheduled Control # Value Balance 0 0.00 0.00 66 0.00 1,009,467.78 45 0.00 254,956.69 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 Gross Proceeds Disclosure Gross as a % of Control # Proceeds Sched Principal 0 0.00 66 990,100.14 0.980814009 45 181,696.92 0.712657981 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 1,171,797.06 0 Aggregate Net Disclosure Liquidation Liquidation Control # Expenses * Proceeds 0 0.00 66 0.00 990,100.14 45 0.00 181,696.92 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 0.00 0 0.00 1,171,797.06 Net Proceeds Disclosure as a % of Realized Control # Sched. BalanceLoss 0 66 0.980814009 19,367.64 45 0.712657981 73,259.77 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 0.00 0 0 92,627.41 Distribution Delinq 1 Month Delinq 2 Months Delinq 3+ Months Date # Balance # Balance # Balance 06/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 05/28/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 04/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 03/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 02/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 01/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 12/26/01 1 3529567 1 7183888 0 0 1.45% 1.682% 1.45% 3.424% 0.00% 0.000% 11/26/01 1 7188231 0 0 0 0 1.45% 3.378% 0.00% 0.000% 0.00% 0.000% 10/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 09/25/01 1 2173950 0 0 0 0 1.45% 1.020% 0.00% 0.000% 0.00% 0.000% 08/27/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 07/25/01 2 9380734 0 0 0 0 2.86% 4.341% 0.00% 0.000% 0.00% 0.000% 06/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 05/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 04/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 03/26/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 01/00/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% Distribution Foreclosure/BankruptcyREO Modifications Date # Balance # Balance # Balance 06/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 05/28/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 04/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 03/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 02/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 01/25/02 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 12/26/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 11/26/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 10/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 09/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 08/27/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 07/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 06/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 05/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 04/25/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 03/26/01 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% 01/00/00 0 0 0 0 0 0 0.00% 0.000% 0.00% 0.000% 0.00% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon Remit 06/25/02 4 4853669 8.4810% 8.2345% 7.14% 3.322% 05/28/02 1 2799828 8.4743% 8.2260% 1.75% 1.879% 04/25/02 2 15511406 8.5491% 8.3059% 3.33% 9.420% 03/25/02 1 1257187 8.5602% 8.3173% 1.64% 0.757% 02/25/02 1 7433857 8.5599% 8.3213% 1.61% 4.256% 01/25/02 2 8275074 8.5637% 8.3263% 3.13% 4.519% 12/26/01 5 26549533 8.5454% 8.3042% 7.25% 12.653% 11/26/01 0 0 8.5442% 8.3026% 0.00% 0.000% 10/25/01 0 0 8.5442% 8.3026% 0.00% 0.000% 09/25/01 0 0 8.5443% 8.3026% 0.00% 0.000% 08/27/01 0 0 8.5443% 8.3026% 0.00% 0.000% 07/25/01 1 2581798 8.5438% 8.3012% 1.43% 1.195% 06/25/01 0 0 8.5438% 8.3012% 0.00% 0.000% 05/25/01 0 0 8.5438% 8.3012% 0.00% 0.000% 04/25/01 0 0 8.5438% 8.3013% 0.00% 0.000% 03/26/01 1 3762919 8.5602% 8.3184% 1.41% 1.706% 01/00/00 0 0 0.0000% 0.0000% 0.00% 0.000% Delinquent Loan Detail Paid Outstanding Disclosure DoThru Current P&I P&I Control # Date Advance Advances** 79 05/01/02 5,540.99 5,540.99 Total 5,540.99 5,540.99 A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 1. P&I Advance - Loan delinquent 1 month 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 4. Matured Balloon/Assumed Scheduled Payment ** Outstanding P&I Advances include the current period P&I Advance Out. Property Special Disclosure DoProtectionAdvance Servicer Control # Advances Description Transfer Date 79 0.00 B Total 0.00 Disclosure DoForeclosurBankruptcy REO Control # Date Date Date 79 Pool Total Distribution of Principal Balances Current Scheduled Number Scheduled Based on Balances of Loans Balance Balance 0 to 500,000 4 1,232,432 0.87% 500,000 to 1,000,000 7 4,909,483 3.48% 1,000,000 to 1,500,000 5 6,759,213 4.79% 1,500,000 to 2,000,000 5 8,324,034 5.90% 2,000,000 to 2,500,000 7 15,258,079 10.81% 2,500,000 to 3,000,000 5 13,443,418 9.53% 3,000,000 to 3,500,000 3 9,709,752 6.88% 3,500,000 to 4,000,000 5 18,410,092 13.05% 4,000,000 to 5,000,000 5 23,367,180 16.56% 5,000,000 to 6,000,000 2 10,831,032 7.67% 6,000,000 to 7,000,000 1 6,396,041 4.53% 7,000,000 to 8,000,000 3 22,481,864 15.93% 8,000,000 to 9,000,000 0 0 0.00% 9,000,000 to 10,000,000 0 0 0.00% 10,000,000 to 11,000,000 0 0 0.00% 11,000,000 to 12,000,000 0 0 0.00% 12,000,000 to 13,000,000 0 0 0.00% 13,000,000 to 14,000,000 0 0 0.00% 14,000,000 to 15,000,000 0 0 0.00% 15,000,000 & Above 0 0 0.00% Total 52 141,122,620 100.00% Average Scheduled Balance is 2,520,047 Maximum Scheduled Balance is 7,692,030 Minimum Scheduled Balance is 171,513 Number Scheduled Based on Property Types of Loans Balance Balance MF- Housing 29 78,264,577 55.46% Nursing Home 23 62,858,042 44.54% Total 52 141,122,620 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Based on Interest Rate of Loans Balance Balance 7.000%or less 0 0 0.00% 7.000%to 7.125% 0 0 0.00% 7.125%to 7.375% 0 0 0.00% 7.375%to 7.625% 1 7,692,030 5.45% 7.625%to 7.875% 7 33,152,535 23.49% 7.875%to 8.125% 3 7,671,654 5.44% 8.125%to 8.375% 12 37,255,072 26.40% 8.375%to 8.625% 8 14,344,529 10.16% 8.625%to 8.875% 4 7,009,997 4.97% 8.875%to 9.125% 5 13,467,957 9.54% 9.125%to 9.375% 4 5,016,319 3.55% 9.375%to 9.625% 2 1,014,238 0.72% 9.625%to 9.875% 3 7,742,939 5.49% 9.875%to 10.125% 0 0 0.00% 10.125%& Above 3 6,755,351 4.79% Total 52 141,122,620 100.00% W/Avg Mortgage Interest Rate is 8.4810% Minimum Mortgage Interest Rate is 7.5000% Maximum Mortgage Interest Rate is 10.5000% Number Scheduled Based on Geographic Location of Loans Balance Balance New York 7 20,280,416 14.37% Texas 8 19,423,676 13.76% Ohio 4 14,285,088 10.12% Michigan 7 13,847,280 9.81% Virginia 3 12,463,514 8.83% Connecticut 2 10,268,400 7.28% Colorado 3 8,077,436 5.72% Massachusetts 1 7,270,824 5.15% New Jersey 1 6,396,041 4.53% New Hampshire 3 6,368,998 4.51% Georgia 1 5,136,692 3.64% Maryland 1 4,860,653 3.44% Illinois 1 3,703,503 2.62% South Dakota 1 2,151,940 1.52% Pennsylvania 1 1,412,491 1.00% Indiana 1 1,298,229 0.92% California 1 1,236,734 0.88% Arizona 1 609,609 0.43% Florida 1 560,671 0.40% Minnesota 1 526,318 0.37% Maine 1 472,174 0.33% North Carolina 2 471,932 0.33% Kentucky 0 0 0.00% Alabama 0 0 0.00% Missouri Nebraska Oregon Total 52 141,122,620 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0 0.00% 1+ to 2 years 0 0 0.00% 2+ to 3 years 0 0 0.00% 3+ to 4 years 0 0 0.00% 4+ to 5 years 0 0 0.00% 5+ to 6 years 27 84,589,577 59.94% 6+ to 7 years 9 25,756,870 18.25% 7+ to 8 years 10 17,093,023 12.11% 8+ to 9 years 2 3,427,527 2.43% 9+ to 10 years 1 2,181,461 1.55% 10 years or more 3 8,074,161 5.72% Total 52 141,122,620 100.00% Weighted Average Seasoning is 6.6 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 52 141,122,620 100.00% Total 52 141,122,620 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0 0.00% 61 to 120 months 1 288,326 0.20% 121 to 200 months 1 2,181,461 1.55% 201 to 300 months 13 32,631,342 23.12% 301 to 500 months 37 106,021,491 75.13% Total 52 141,122,620 100.00% Weighted Average Months to Maturity is 336 Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 0.500or less 0 0 0.00% 0.500to 0.625 0 0 0.00% 0.625to 0.750 0 0 0.00% 0.750to 0.875 0 0 0.00% 0.875to 1.000 0 0 0.00% 1.000to 1.125 0 0 0.00% 1.125to 1.250 0 0 0.00% 1.250to 1.375 0 0 0.00% 1.375to 1.500 0 0 0.00% 1.500to 1.625 0 0 0.00% 1.625to 1.750 0 0 0.00% 1.750to 1.875 0 0 0.00% 1.875to 2.000 0 0 0.00% 2.000to 2.125 0 0 0.00% 2.125& above 0 0 0.00% Unknown 52 141,122,620 100.00% Total 52 141,122,620 100.00% Weighted Average Debt Service Coverage Ratio 0 (1) Debt Service Coverage Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures became available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation. NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 0 0 0.00% 1 to 2 years 0 0 0.00% 2 Years or More 0 0 0.00% Unknown 52 141,122,620 100.00% Total 52 141,122,620 100.00%